Rampart Alternatives Diversifier Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Affiliated Mutual Funds(1)—52.2%
Equity Funds—43.4%
Virtus Duff & Phelps Global Infrastructure Fund Class R6	434,646	$7,002
Virtus Duff & Phelps Global Real Estate Securities Fund Class I	126,044	4,147
Virtus Duff & Phelps International Real Estate Securities Fund Class I	581,485	4,565
Virtus Duff & Phelps Real Estate Securities Fund Class I	133,124	2,899
		18,613

Fixed Income Fund—8.8%
Virtus Newfleet Senior Floating Rate Fund Class I	412,436	3,761
Total Affiliated Mutual Funds (Identified Cost $15,971)		22,374

Exchange-Traded Funds(1)—45.8%
Invesco DB Commodity Index Tracking Fund	378,478	6,037
Invesco DB G10 Currency Harvest Fund	170,924	4,155
iShares S&P North American Natural Resources Sector ETF	235,029	7,074
	Shares	Value

VanEck Vectors Agribusiness ETF	23,838	$1,639
VanEck Vectors Coal ETF	77,446	766
Total Exchange-Traded Funds (Identified Cost $18,272)		19,671

Total Long-Term Investments—98.0% (Identified Cost $34,243)		42,045

TOTAL INVESTMENTS—98.0% (Identified Cost $34,243)		$42,045
Other assets and liabilities, net—2.0%		850
NET ASSETS—100.0%		$42,895

Abbreviation:
ETF	Exchange-Traded Fund

Footnote Legend:
(1)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Exchange-Traded Funds	$19,671	$19,671
Affiliated Mutual Funds	22,374	22,374
Total Investments	$42,045	$42,045
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Schedule of Investments

RAMPART ALTERNATIVES DIVERSIFIER FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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